MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                                [GRAPHIC OMITTED]

                                           STRATEGIC
                                                    Performance

                                                                Quarterly Report
                                                                January 31, 1999

Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Interest rates rallied slightly during the three months ended January 31, 1999. The ten-year Treasury note started the January quarter with a yield of 4.75% and fell slightly to 4.65% by the close of the January quarter. The three-month period was highlighted by the recovery of risk-based assets, spurred on by three easings of monetary policy by the Federal Reserve Board. This allowed securities that trade at a yield spread over US Treasury issues to outperform the Treasury market.

While the Fund outperformed its peer group in December 1998 and January 1999, it under-performed in November 1998. As a result, for the three months ended January 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +0.35%, +0.22%, +0.18% and +0.32%, respectively, underper-forming Lipper Analytical Services Inc.'s peer group of intermediate-term US Government bond funds, which had an average total return of +0.85%. However, for the 12 months ended January 31, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.71%, +7.05%, +7.32% and +7.49%, respectively, well above the peer group's average total return of +6.80% for the same period. During the three months ended January 31, 1999, net assets continued to grow, exceeding $100 million for the first time since the Fund was established as an intermediate US Government bond fund in February 1997.

In order to improve the Fund's competitiveness, in December, after consultation with the Fund's Board of Trustees, we began to invest a portion of the Fund's assets in mortgage-backed securities -- a large, highly liquid market. We believe this will give us greater investment flexibility, which could benefit the Fund's performance in the future.

At the beginning of the three-month period ended January 31, 1999, the Fund was heavily invested in Treasury issues and cash, at approximately 78% of the portfolio's net assets. As our outlook for issues other than US Treasury securities improved, we invested in US Government agency debentures, and eventually mortgage-backed securities, bringing our position in Treasury issues and cash down to approximately 66% of net assets at January quarter-end.

We believe the near-term environment will be categorized as the late stages to the reaction of the three Federal Reserve Board's easings in the fall of 1998. It appeared that these easings were undertaken to improve financial market liquidity. Since this objective appears to have been achieved, additional monetary easings do not seem likely in the near term. While the domestic economy has shown above-forecast strength in the first quarter of 1999, immediate Federal Reserve Board tightening is not probable, since its effect on still-fragile global markets cannot readily be determined. The risk to those markets of a tightening currently outweighs the benefits of attempting to slow domestic growth to contain inflationary pressures. Since we believe US Government agency issues and mortgage-backed securities still offer some value, we expect to increase our percentage allocation to this area.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,


/s/ Robert W. Crook

Robert W. Crook
President and Trustee


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Vice President and Portfolio Manager

February 26, 1999

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1999

PERFORMANCE DATA

  About Fund Performance

  Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

  None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                 Ten Years/        Standardized
                                                            12 Month             3 Month      Since Inception      30-Day Yield
                                                           Total Return        Total Return     Total Return      As of 1/31/99
===============================================================================================================================
ML Intermediate Government Bond Fund Class A Shares           +7.71%               +0.35%        +  16.19%            3.90%
-------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class B Shares           +7.05                +0.22         +  15.21             4.07
-------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class C Shares           +7.32                +0.18         +  15.30             4.35
-------------------------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class D Shares           +7.49                +0.32         + 107.04+            4.43
===============================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are Class A, Class B & Class C Shares, from 2/18/97 to 1/31/99 and Class D Shares, for the ten years ended 1/31/99.

+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

================================================================================
                             % Return Without        % Return With
                               Sales Charge          Sales Charge**
================================================================================
Class A Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                +8.91%                 +7.82%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 12/31/98                   +8.12                  +7.54
--------------------------------------------------------------------------------
*  Maximum sales charge is 1%.
** Assuming maximum sales charge.

================================================================================
                                 % Return               % Return
                               Without CDSC            With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                +8.51%                 +7.51%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 12/31/98                   +7.69                  +7.69
--------------------------------------------------------------------------------
* Maximum contingent deferres charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                 % Return               % Return
                               Without CDSC            With CDSC**
================================================================================
Class B Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                +8.24%                 +7.24%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 12/31/98                   +7.66                  +7.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

================================================================================
                             % Return Without        % Return With
                               Sales Charge          Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 12/31/98                +8.69%                 +7.60%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98+         +5.72                  +5.51
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98+          +7.58                  +7.47
--------------------------------------------------------------------------------
*  Maximum sales charge is 1%.
** Assuming maximum sales charge.
+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

SCHEDULE OF INVESTMENTS

                                                           Face             Interest         Maturity
Issue                                                     Amount              Rate             Date                 Value
=============================================================================================================================
US Government & Agency Obligations -- 92.5 %
=============================================================================================================================
US Treasury Notes & Bonds                              $ 1,000,000            8.875%          2/15/99           $ 1,001,410
                                                           250,000            5.625          12/31/99               252,188
                                                         1,000,000            5.125           8/31/00             1,007,030
                                                         1,000,000            6.25            8/31/00             1,023,750
                                                         4,000,000            5.50           12/31/00             4,063,120
                                                         2,000,000            7.875           8/15/01             2,152,820
                                                         2,100,000           13.375           8/15/01             2,534,427
                                                           500,000            6.625           4/30/02               529,845
                                                         1,000,000            7.50            5/15/02             1,085,940
                                                         1,000,000            6.50            5/31/02             1,057,030
                                                           250,000            5.75           10/31/02               259,375
                                                         1,250,000            5.25            8/15/03             1,283,788
                                                        13,500,000            5.75            8/15/03            14,115,870
                                                         2,000,000           11.875          11/15/03             2,606,560
                                                         4,400,000            7.25            5/15/04             4,933,500
                                                         3,750,000            7.25            8/15/04             4,215,225
                                                         3,250,000            7.50            2/15/05             3,724,305
                                                         1,500,000            7.00            7/15/06             1,708,125
                                                         4,000,000            5.50            2/15/08             4,235,000
                                                        11,000,000            5.625           5/15/08            11,728,750
                                                         1,000,000           10.00            5/15/10             1,272,030
-----------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Banks                                1,000,000            6.375           8/06/07             1,066,090
-----------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                                                   Face         Interest       Maturity
Issue                                                             Amount          Rate           Date              Value
============================================================================================================================
US Government & Agency Obligations (concluded)
============================================================================================================================
Federal Home Loan Banks                                        $ 1,000,000         6.67 %       5/10/01       $  1,035,470
                                                                 3,000,000         4.875        1/22/02          2,992,020
----------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                           2,000,000         5.75         7/15/03          2,058,740
                                                                 4,000,000         6.00          TBA(1)          4,020,000
                                                                 3,000,000         6.50          TBA(1)          3,049,680
----------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association                            1,000,000         6.50        10/25/03          1,044,290
                                                                   992,314         6.40         1/01/06+         1,032,462
                                                                 2,000,000         6.95        11/13/06          2,067,500
                                                                   995,734         6.105        8/01/08+         1,025,833
                                                                   497,770         6.175        8/01/08+           515,126
                                                                 4,000,000         5.94        12/19/08          3,965,000
                                                                 2,000,000         7.15         8/27/12          2,094,380
                                                                 3,050,000         6.96         9/05/12          3,355,488
                                                                   365,904         6.00         4/01/13            367,277
                                                                   525,359         6.00         9/01/13            527,328
                                                                 1,047,037         6.00        10/01/13          1,050,963
                                                                 2,528,013         6.00        11/01/13          2,537,493
                                                                 1,560,455         6.00        12/01/13          1,566,307
----------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Association                               2,000,000         7.50         3/08/00          2,053,440
----------------------------------------------------------------------------------------------------------------------------
Total US Government & Agency Obligations (Cost--$101,548,767)                                                  102,214,975
----------------------------------------------------------------------------------------------------------------------------

Face Amount                               Short-Term Securities
============================================================================================================================
US Government Agency Obligations * -- 12.1%
============================================================================================================================
$13,337,000                 Federal Home Loan Mortgage Corporation, 4.62% due 2/01/1999                         13,337,000
----------------------------------------------------------------------------------------------------------------------------
Total Short-Term Securities (Cost--$13,337,000)                                                                 13,337,000
----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$114,885,767)--104.6%                                                                 115,551,975
Liabilities in Excess of Other Assets--(4.6%)                                                                   (5,107,879)
                                                                                                              ------------
Net Assets--100.0%                                                                                            $110,444,096
                                                                                                              ============
----------------------------------------------------------------------------------------------------------------------------
Net Asset                   Class A-- Based on net assets of $24,396,927 and 2,440,359 shares
Value:                                of beneficial interest outstanding                                      $      10.00
                                                                                                              ============
                            Class B-- Based on net assets of $47,580,825 and 4,759,597 shares
                                      of beneficial interest outstanding                                      $      10.00
                                                                                                              ============
                            Class C-- Based on net assets of $5,753,049 and 575,877 shares
                                      of beneficial interest outstanding                                      $       9.99
                                                                                                              ============
                            Class D-- Based on net assets of $32,713,295 and 3,272,702 shares
                                      of beneficial interest outstanding                                      $      10.00
                                                                                                              ============
============================================================================================================================

(1) Represents a "to-be-announced" (TBA) transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

 * Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 +  Subject to principal paydowns.

Merrill Lynch Intermediate Government Bond Fund                 January 31, 1999

OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
Christopher G. Ayoub, Senior Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Ann Catlin, Vice President
Ralph A. DeCesare, Vice President
Diana Frankland, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Donald C. Burke, Treasurer
Phillip Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                        #IGB01 -- 1/99

[LOGO] Printed on post-consumer recycled paper